STAAR Surgical NASDAQ: STAA www.staar.com / www.discoverevo.com Investor Presentation | May 15, 2019 Exhibit 99.1

Forward Looking Statements All statements in this presentation that are not statements of historical fact are forward-looking statements, including statements about any of the following: any financial projections, including those relating to the plans, strategies, and objectives of management for 2019 or prospects for achieving such plans, expectations for sales, revenue, or earnings, product safety or effectiveness, and any statements of assumptions underlying any of the foregoing, including those relating to our product pipeline and market expansion activities. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the year ended December 28, 2018 under the caption “Risk Factors,” which is on file with the Securities and Exchange Commission and available in the “Investor Information” section of the company’s website under the heading “SEC Filings.” We disclaim any intention or obligation to update or revise any financial projections or forward-looking statement due to new information or events. These statements are based on expectations and assumptions as of the date of this presentation and are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. The risks and uncertainties include the following: global economic conditions; the discretion of regulatory agencies to approve or reject existing, new or improved products, or to require additional actions before approval, or to take enforcement action; potential international trade disputes; and the willingness of surgeons and patients to adopt a new or improved product and procedure. The Visian ICL with CentraFLOW, now known as EVO Visian ICL, is not yet approved for sale in the United States.

Positioning the ICL™ as a premium and primary procedure for visual freedom Expanding market opportunity and winning share with a pipeline of products to address myopic and presbyopic vision correction We Transform Lives by Providing Visual Freedom through Premium Lens-Based Surgical Correction of Refractive Error

ICL™ Advantages Quiet in the Eye Our Exclusive Precision-Manufactured Collamer® Lens Offers a Unique Set of Benefits… Biocompatible No Dry Eye Syndrome UV Protection Excellent Night Vision ICL Placement in the Eye Iris Cornea ICL™ Natural Crystalline Lens

The ICL™ A Remarkable Technology 99.4% of Patients Would Elect STAAR’s Implantable Collamer® Lens Again* Upgradeable Removeable Eco-Friendly An Evolution in Visual Freedom™

ICL™ Milestone 1 Million+ ICLs 75+ Countries 85% of Sales Mix 1 Million+ ICLs™ Implanted Globally

EVO ICL™ *Published in Clinical Ophthalmology, Packer, December 2018 Safety and Effectiveness Outcomes Reported in Literature Stellar Safety and Effectiveness of STAAR’s EVO Lens… “Improved safety and effectiveness across a broad range of refractive errors make EVO an attractive option for surgeons and patients.” 2018 Literature Review authored by Dr. Mark Packer is a review of 67 papers from 10 countries* Review covers > 6,000 Eye data points with up to 5 years of Follow-Up Outstanding outcomes for Safety and Effectiveness

Investment Highlights Surgeon training and consumer education and marketing regarding latest ICL technology is driving faster growth STAAR Surgical… …is pursuing a large vision correction market opportunity …is gaining market share from laser-based refractive procedures …market share gains have accelerated in recent quarters ….gross margins have been expanding for multiple quarters enabling near-term investments for additional growth …sales are globally-diversified and not subject to government payer or insurance reimbursement risk …is targeting at least 20% to 30% market share for the ICL™

STAARSURGICAL™

Our Market
Refractive Error


DO YOUR GLASSES GET IN THE WAY
VisianICL™
www.discovericl.com

Annual Vision Spend*

Eyeglasses	Contact Lenses	Refractive
$48B	**$16B**	**$6B**

Myopia	Presbyopia	Cataracts
Distance "Nearsightedness"	**Near** "Reading Glasses"	Cloudy Blurry
Genetic and/or Environment	Age-Related ~Ages 40+	Age-Related** ~Ages 60+
1.5 Billion People	1.7 Billion People	Very Common
• EVO Visian ICL • Visian ICL (U.S.)	• EVO Visian ICL with EDOF Optic in Pivotal Clinical Trial**	Piggyback Lens in Pipeline

* Market Scope and Company Estimates. ** Primarily; may also present at birth; early age or from trauma. ** Multi-site European clinical trial for EVO ICL with EDOF (Presby Lens) currently underway; initially targeting CE Mark approval.

Evolution in Visual Freedom™
9

Myopia *“Ophthalmology 2016;123:1036-1042 © 2016 by the American Academy of Ophthalmology;” Myopia incidence was estimated at 1.4B people globally at time of study growing to 4.8B people by 2050 or predicted 50% of global pop. **Viable Market adjustments based on Epidemiological Data; Distribution of Uncorrected Refractive Error by Age; Patient Ability to Pay; Proximity to Qualified Surgeon; Willingness to Undergo a Refractive Procedure; Surgeon Input. A Large and Growing Market… Predicted to Impact 50% of Global Population by 2050 Types of Myopia Diopters of Correction High -10 to -20 Mid -6 to -10 Low -1 to -6 Environmental Influences More screen use and near vision work; less time spent outdoors during eyes’ early formative years; positive correlation between education level and myopia EVO ICL™ Label Approved Use is -0.50 to -20 diopters of vision correction/reduction ICL is becoming an All Myopia Solution and expanding market exponentially! Ophthalmic societies in Germany and Japan recently expanded recommended diopter range for EVO ICL, moving lower-end to -3.0 from -6.0 Diopters 5x Market Opportunity Moving Down Diopter Curve 70M Eyes STAAR’s Viable Market**

Presbyopia *Viable Market adjustments based on Epidemiological Data; Distribution of Uncorrected Refractive Error by Age; Patient Ability to Pay; Proximity to Qualified Surgeon; Willingness to Undergo a Refractive Procedure; Surgeon Input. An Inability to Focus on Near Objects due to an Age-Related Loss of Lens Accommodation 110M Eyes STAAR’s Viable Market** Expanding Visual Freedom to Include Near, Intermediate and Distance Vision Correction STAAR intends to seek CE Mark Approval in 31+ Countries STAAR is in a multi-site European Pivotal Clinical Trial for a bilateral EDOF ICL that will target each eye for desired correction Primary Outcome Measure Uncorrected Near Visual Acuity (UCNVA) 20/40 or Better at 40cm in 75% of Eyes

Existing Market * Company internal estimates and December 2018 Market Scope Report data. ** Market Scope Report Data. 4 Million Annual Refractive Procedures Globally… STAAR has sold more lenses since 2015 than the prior 15 years combined Top 10 Markets* STAAR Surgical STAAR Surgical Q3’18 Revenue Growth Y/Y** Q4’18 Revenue Growth Y/Y** STAAR is one of the fastest growing companies in Ophthalmology

Global Consumer Marketing Display, SEO/SEM in High Potential & Focus Markets Consumer Advertising & Social Media Campaigns Generate “Peer to Peer” Brand Desirability Increasing EVO Visian ICL Brand Awareness, Desirability, Conversion and Activating Influencer Communications for Key Markets…

The ICL™ Paradigm Change * Company internal estimates updated October 31, 2018; FY18 Revenue was approximately $124 million. In the Near-to-Medium Term STAAR is targeting 2.3 million eyes annually, which would represent an annual revenue opportunity > $1 Billion * Significant Visual Freedom Market Opportunity for Premium Refractive Procedures with EVO TARGET At least 20-30%+ Market Share ICL Only Clinic in Tokyo, Japan

Financial Overview Business Results, Outlook and Execution

Business Results 2016 – Q1’ 2019 As Reported Volume Increases Fuel Gross Margin Nidau Production Presbyopia Clinicals Presbyopia Production Commercial Buildout Digital Marketing Surgeon Support Patient Outreach Revenue ($ Millions) +7% Y/Y Growth +10% Y/Y Growth +37% Y/Y Growth $ 82.4 2016 $ 90.6 2017 $ 124.0 2018 2019 ICL Unit Growth Y/Y

Business Results 2015 – Q1’ 2019 As Reported Potential Investments Automation Precision Manufacturing R&D IT Systems Working Capital Gross Margin Operating Margin Earnings Per Share Balance Sheet Q1’ 2019: $0.03 GAAP and $0.09 Non-GAAP $102.2 Million Cash, Cash Equivalents and Restricted Cash at March 29, 2019

ICL™ Recent Results Significant ICL Revenue Growth Continues in Multiple Markets… Q1’ 2019

Business Outlook & Recent Execution * Note that STAAR may incur charges, realize gains or losses, incur financing costs or interest expense, or experience other events in 2019 that could cause actual results to vary materially from this outlook. Revenue Growth includes $2.6M reduction in sales of low margin injector parts. Meeting or Exceeding Our Targets 2019 Outlook Y/Y* Q1’ 2019 Execution Revenue Growth 20 Percent 20 Percent Y/Y reported 23 Percent Y/Y adjusting for FX ICL Unit Growth 30 Percent 39 Percent Y/Y Japan up 86%; Korea up 62%; China up 56%; Germany up 27%; India up 23% GAAP Net Income Increase GAAP Net Income $0.03 per share compared to $0.01 per share year ago Cash Flow Achieve Positive Cash Flow Generated $0.7 million of Cash Cash Balance Increase Cash Balance $102.2 Million

Growth Drivers Continued ICL market penetration globally; market share gains in Mid-to-low diopter (-1 to -10) lenses (moving down the diopter curve) expands STAAR’s opportunity Increasing investment in surgeon training, DTC marketing and patient education EVO with EDOF (Presby Lens) in CE Mark Countries; a bilateral intraocular custom solution for Presby treatment in pivotal clinical trial EVO in the U.S. represents significant opportunity for the ICL in the 2nd largest global market Strategic cooperation agreements and alliances with global partners drives base business growth Increasing number of clinical studies, already 100+, support ICL safety, efficacy and advantages

Three Year Plan 2018 - 2020 Due to Extraordinary Growth, STAAR will Reset 3-Year Plan One Year Early… November 2019 Millions of Eyes “Millions of Eyes” Global Opportunity – Myopia and Presbyopia Margin Expansion Gross Margin Improvement & Cash Generation Growth Continues Revenue Growth 20% Annual Revenue Growth Goal Product Expansion EVO ICL Product Family Expansion – Myopia and Presbyopia EDOF Profitability Targets Targeting Achievement of Sustained Profitability Global Partners Growing Global Partners – Strategic Agreements Secure Base

STAAR Surgical NASDAQ: STAA www.staar.com / www.discoverevo.com Investor Presentation | May 15, 2019